Exhibit 4.9

NUMBER

ABC 16666

Ameris Bancorp

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 03076K 10 8

This is to belief that

Is the owner of

Fully paid and non-assessable shares of the common stock of the par value of $1 each of Ameris Bancorp , transferable on the books of the company in person, or by duly authorized attorney, upon surrender of this certificate properly ordered.

This certificate shall not be valid until countersigned by the Transfer Agent and registered by the Register.

Witness the facsimile seal of the company and the facsimile signatures of its duly authorized officers.

EXECUTIVE VICE PRESIDENT AND CORPORATE SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

COMPUTER SHARE INVESTOR SERVICES, LLC

TRANSFER AGENT

BY AND REGISTRAR

AUTHORIZED SIGNATURE

DATED

AMERIS BANCORP

CORPORATE

SEAL

1981

GEORGIA

AMERIS BANCORP

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common UNIF GIFT MIN ACT — Custodian

TEN F.NT — as tenants by the entireties (Cust) (Minor)

JT TEN — as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act

in common (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

S!GNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Here sell assign and transfer undo

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney so transfer the said stock on the books of the within named company with full power of substitution in the premises.

Dated